SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2004

CORRPRO COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Ohio
(State or Other Jurisdiction of Incorporation)

001-12282	34-1422570
(Commission File Number)	(I.R.S. Employer Identification No.)

1090 Enterprise Drive
Medina, OH 44256
(Address of principal executive offices, including ZIP code)

(330) 723-5082
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 1. Changes in Control of Registrant.

On March 30, 2004 the Registrant completed its recapitalization transactions (the “Transactions”), consisting of (i) an investment of $13 million made by CorrPro Investments, LLC (“Purchaser”), an affiliate of Wingate Partners III, L.P. (“Wingate Partners”), for 13,000 shares of Series B Cumulative Redeemable Voting Preferred Stock (the “Series B Preferred Stock”) and warrants to acquire approximately 12.1 million shares of common stock of the Registrant at a nominal exercise price (the “Purchaser Warrant”); (ii) a $40 million senior secured credit facility ( the “Credit Facility”) with CapitalSource Finance LLC and (iii) a $14 million investment by American Capital Strategies Ltd. for secured subordinated notes (the “Notes”) and warrants to acquire approximately 3.9 million shares of common stock of the Registrant at a nominal exercise price (the “American Capital Warrant”).

The Credit Facility consists of a revolving credit line, a term loan with a five-year maturity and a letter of credit sub-facility. The Notes bear interest at an annual rate of 12.5%, payable monthly, in arrears.

Each share of Series B Preferred Stock entitles the holder thereof to vote on all matters voted on by the holders of common stock, voting together with the holders of common stock and all other voting stock of the Registrant as a single class at all annual, special and other meetings of the shareholders of the Registrant. Initially the Series B Preferred Stock will have approximately 51% of the total voting power of the Registrant. Such percentage is subject to adjustment based on shares outstanding in the future at any particular time. The percentage of voting power is calculated as follows: In any vote in which the holders of Series B Preferred Stock are entitled to vote with the holders of common stock, each share of Series B Preferred Stock shall entitle the holder thereof to cast that number of votes equal to the quotient of (i) the product of (A) 1.0408, multiplied by (B) the total number of votes that may be cast by the holders of all Post Transaction Fully Diluted Shares (as defined below) as of the record date for such vote, divided by (ii) 13,000. For purposes hereof the amount of “Post Transaction Fully Diluted Shares” means the aggregate amount of all of the following shares of common stock, without duplication: (i) the shares of common stock outstanding on March 30, 2004, (ii) the number of shares of common stock issuable upon exercise of the Registrant’s existing warrants outstanding prior to March 30, 2004, (iii) the shares of common stock issuable upon exercise of the Purchaser Warrant, (iv) the shares of common stock issuable upon the exercise of the American Capital Warrant, (v) the shares of common stock, issuable upon exercise of the outstanding stock options and stock options that have been granted under option plans, but not to exceed 4,542,654 shares and (vi) the shares of common stock issuable due to the effects of any anti-dilution adjustment to any of the foregoing upon the issuance of the Purchaser Warrant and the American Capital Warrant or any of the securities contemplated in clauses (ii) through (v) above. As of March 30, 2004, the calculation of the Post Transaction Fully Diluted Shares yielded a total of 30,284,360 shares, comprised of the following amounts and percentages, corresponding to the categories expressed in the previous sentence: (i) 8,462,847 shares, or 28%; (ii) 1,228,148 shares, or 4%; (iii) 12,113,744 shares, or 40%; (iv) 3,936,967 shares, or 13%; and (v) 4,542,654 shares, or 15%.

The terms of the Series B Preferred Stock also provide that for so long as at least 40% of the shares of Series B Preferred Stock issued at the closing of the Transactions remains outstanding, the holders of Series B Preferred Stock will have the right to appoint a majority of the full Board of Directors of the Registrant (the “Purchaser Designees”).

As a result of the Transactions, Purchaser has acquired 100% of the outstanding shares of the Series B Preferred Stock, and by virtue of the Purchaser Warrant, will be deemed to have acquired beneficial ownership of approximately 40% of the Post Transaction Fully Diluted Shares, or 58.9% of the common stock of the Registrant assuming an aggregate of 20,576,591 shares of common stock of the Registrant to be outstanding, being the sum of (i) the 8,462,847 shares actually issued and outstanding as of March 30, 2004 and (ii) the 12,113,744 shares issuable upon exercise of the Purchaser Warrant. In addition, Purchaser has the right to designate a majority of the full Board of Directors of the Registrant. Accordingly, Purchaser, Wingate Partners and its affiliates will likely be deemed to have acquired control of the Registrant.

According to the Schedule 13D filed by the Purchaser and certain of its affiliates on April 9, 2004, the source of Purchaser’s consideration was contributions from its members.

As contemplated by the Transactions, the Registrant increased the size of its Board of Directors from seven to nine. Messrs. Jay I. Applebaum, James A. Johnson, and Jason H. Reed, executives affiliated with Wingate Partners, have become directors as Purchaser Designees, with Mr. Johnson serving as Chairman of the Board. Messrs. C. Richard Lynham, Harry W. Millis, Neal R. Restivo, Joseph W. Rog, and Dr. Warren F. Rogers will continue to serve on the Board, with Messrs. Lynham and Millis holding positions as designees of the Series B Preferred Stock. American Capital retains the right to designate a director to fill the remaining director vacancy.

The forgoing description of the Transactions and the terms of the operative documents executed in connection therewith is qualified in its entirety by the documents set forth as exhibits to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of Corrpro Companies, Inc.

3.2	Amended and Restated Code of Regulations of Corrpro Companies, Inc.

4.1	Amendment No. 2 to Rights Agreement dated as of March 30, 2004 by and between Corrpro Companies, Inc. and ComputerShare Investor Services, LLC (incorporated by reference to Form 8-A/A-1 filed April 5, 2004)

10.1	Warrant dated as of March 30, 2004 issued by Corrpro Companies, Inc. for the benefit of CorrPro Investments, LLC

10.2	Investor and Registration Rights Agreement dated as of March 30, 2004 by and between Corrpro Companies, Inc. and CorrPro Investments, LLC

10.3	Services Agreement dated as of March 30, 2004 by and between Corrpro Companies, Inc. and Wingate Partners III, L.P.

10.4	Note and Equity Purchase Agreement dated as of March 30, 2004 by and among Corrpro Companies, Inc., Ocean City Research Corp., CCFC, Inc., Corrpro International, Inc., Commonwealth Seager Holdings Ltd., Corrpro Canada, Inc., Borza Inspections Ltd., the Purchasers party thereto and American Capital Financial Services, Inc., as agent for the Purchasers

10.5	Warrant dated as of March 30, 2004 issued by Corrpro Companies, Inc. for the benefit of American Capital Strategies, Ltd.

Exhibit No.	Description
10.6	Form of Senior Secured Subordinated Note issued by Corrpro Companies, Inc., Ocean City Research Corp., CCFC, Inc. and Corrpro International, Inc. in favor of American Capital Strategies Ltd., as Holder

10.7	Form of Senior Secured Subordinated Note issued by Commonwealth Seager Holdings Ltd., Corrpro Canada, Inc. and Borza Inspections Ltd. in favor of American Capital Strategies Ltd., as Holder

10.8	Security Agreement dated as of March 30, 2004 by and among Corrpro Companies, Inc., Ocean City Research Corp., CCFC, Inc. and Corrpro International, Inc., as Grantor, and American Capital Financial Services, Inc., as Agent

10.9	Security Agreement dated as of March 30, 2004 by and among Commonwealth Seager Holdings Ltd., Corrpro Canada, Inc. and Borza Inspections Ltd., as Debtor, and American Capital Financial Services, Inc., as Secured Party

10.10	Revolving Credit, Term Loan and Security Agreement dated as of March 30, 2004 by and among Corrpro Companies, Inc., Ocean City Research Corp., CCFC, Inc. and Corrpro International, Inc., as U.S. Borrower, Commonwealth Seager Holdings Ltd., Corrpro Canada, Inc. and Borza Inspections Ltd., as Canadian Borrower, CapitalSource Finance LLC, as Agent and a U.S. Lender, CSE Finance, Inc., as a Canadian Lender, and the other U.S. and Canadian Lenders signatory thereto

10.11	Form of U.S. Revolving Note issued by Corrpro Companies, Inc., Ocean City Research Corp., CCFC, Inc. and Corrpro International, Inc. in favor of CapitalSource Finance LLC

10.12	Form of Canadian Revolving Note issued by Commonwealth Seager Holdings Ltd., Corrpro Canada, Inc. and Borza Inspections Ltd. in favor of CapitalSource Finance LLC

10.13	Form of U.S. Term Note issued by Corrpro Companies, Inc., Ocean City Research Corp., CCFC, Inc. and Corrpro International, Inc. in favor of CapitalSource Finance LLC

10.14	Form of Canadian Term Note issued by Commonwealth Seager Holdings Ltd., Corrpro Canada, Inc. and Borza Inspections Ltd. in favor of CapitalSource Finance LLC

10.15	Security Agreement dated as of March 30, 2004 by and among Commonwealth Seager Holdings Ltd., Corrpro Canada, Inc. and Borza Inspections Ltd., as Debtor, and CapitalSource Finance LLC, as Secured Party

99.1	Press Release dated March 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 13, 2004

CORRPRO COMPANIES, INC.

By:	/s/ Robert M. Mayer

Name:	Robert M. Mayer
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of Corrpro Companies, Inc.

3.2	Amended and Restated Code of Regulations of Corrpro Companies, Inc.

4.1	Amendment No. 2 to Rights Agreement dated as of March 30, 2004 by and between Corrpro Companies, Inc. and ComputerShare Investor Services, LLC (incorporated by reference to Form 8-A/A-1 filed April 5, 2004)

10.1	Warrant dated as of March 30, 2004 issued by Corrpro Companies, Inc. for the benefit of CorrPro Investments, LLC

10.2	Investor and Registration Rights Agreement dated as of March 30, 2004 by and between Corrpro Companies, Inc. and CorrPro Investments, LLC

10.3	Services Agreement dated as of March 30, 2004 by and between Corrpro Companies, Inc. and Wingate Partners III, L.P.

10.4	Note and Equity Purchase Agreement dated as of March 30, 2004 by and among Corrpro Companies, Inc., Ocean City Research Corp., CCFC, Inc., Corrpro International, Inc., Commonwealth Seager Holdings Ltd., Corrpro Canada, Inc., Borza Inspections Ltd., the Purchasers party thereto and American Capital Financial Services, Inc., as agent for the Purchasers

10.5	Warrant dated as of March 30, 2004 issued by Corrpro Companies, Inc. for the benefit of American Capital Strategies, Ltd.

10.6	Form of Senior Secured Subordinated Note issued by Corrpro Companies, Inc., Ocean City Research Corp., CCFC, Inc. and Corrpro International, Inc. in favor of American Capital Strategies Ltd., as Holder

10.7	Form of Senior Secured Subordinated Note issued by Commonwealth Seager Holdings Ltd., Corrpro Canada, Inc. and Borza Inspections Ltd. in favor of American Capital Strategies Ltd., as Holder

10.8	Security Agreement dated as of March 30, 2004 by and among Corrpro Companies, Inc., Ocean City Research Corp., CCFC, Inc. and Corrpro International, Inc., as Grantor, and American Capital Financial Services, Inc., as Agent

10.9	Security Agreement dated as of March 30, 2004 by and among Commonwealth Seager Holdings Ltd., Corrpro Canada, Inc. and Borza Inspections Ltd., as Debtor, and American Capital Financial Services, Inc., as Secured Party

10.10	Revolving Credit, Term Loan and Security Agreement dated as of March 30, 2004 by and among Corrpro Companies, Inc., Ocean City Research Corp., CCFC, Inc. and Corrpro International, Inc., as U.S. Borrower, Commonwealth Seager Holdings Ltd., Corrpro Canada, Inc. and Borza Inspections Ltd., as Canadian Borrower, CapitalSource Finance

Exhibit No.	Description
LLC, as Agent and a U.S. Lender, CSE Finance, Inc., as a Canadian Lender, and the other U.S. and Canadian Lenders signatory thereto

10.11	Form of U.S. Revolving Note issued by Corrpro Companies, Inc., Ocean City Research Corp., CCFC, Inc. and Corrpro International, Inc. in favor of CapitalSource Finance LLC

10.12	Form of Canadian Revolving Note issued by Commonwealth Seager Holdings Ltd., Corrpro Canada, Inc. and Borza Inspections Ltd. in favor of CapitalSource Finance LLC

10.13	Form of U.S. Term Note issued by Corrpro Companies, Inc., Ocean City Research Corp., CCFC, Inc. and Corrpro International, Inc. in favor of CapitalSource Finance LLC

10.14	Form of Canadian Term Note issued by Commonwealth Seager Holdings Ltd., Corrpro Canada, Inc. and Borza Inspections Ltd. in favor of CapitalSource Finance LLC

10.15	Security Agreement dated as of March 30, 2004 by and among Commonwealth Seager Holdings Ltd., Corrpro Canada, Inc. and Borza Inspections Ltd., as Debtor, and CapitalSource Finance LLC, as Secured Party

99.1	Press Release dated March 31, 2004